SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                               September 19, 2007
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                        (Date of earliest event reported)


                      HARRINGTON WEST FINANCIAL GROUP, INC.
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             (Exact name of registrant as specified in its charter)


      Delaware                        0-50066                   48-1175170
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  (State or other             (Commission File Number)         (IRS Employer
   jurisdiction                                             Identification No.)
 of incorporation)


610 Alamo Pintado Road, Solvang, California                                93463
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(Address of principal executive offices)                              (Zip Code)


                                 (805) 688-6644
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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              (Former name, former address and former fiscal year,
                         if changed since last report)


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Table of Contents
Item 7.01.  Regulation FD Disclosure
Item 9.01   Financial Statements and Exhibits.
SIGNATURE
EXHIBIT 99.1

Item 7.01   Regulation FD Disclosure.

         Harrington West Financial Group, Inc. (Nasdaq: HWFG), the holding company for Los Padres Bank, FSB and its division Harrington Bank, today announced that Craig J. Cerny, Chairman and Chief Executive Officer, will be participating in a West Coast Banking panel at the RBC Capital Markets Financial Institutions Conference on Wednesday, September 26 at 7:45 a.m. (eastern daylight time) to be held at the Harbor View Hotel in Edgartown, Massachusetts. This 60 minute discussion will be webcast via http://www.wsw.com/webcast/rbc79/panel10 and will be available for rebroadcast 30 days following the conference.

         A copy of the press release is attached as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits

The following exhibits are included with this Report:

Exhibit 99.1.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           HARRINGTON WEST FINANCIAL GROUP, INC.


                           By: /s/ Craig J. Cerny
                               -------------------------------------------------
                               Craig J. Cerny
                               Chairman of the Board and Chief Executive Officer


Date:    September 19, 2007.